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                                                                      EXHIBIT 35

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,423,500,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-BC1

                                  (SURF LOGO)

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                              J.P.MORGAN CHASE BANK
                                     TRUSTEE

                               JANUARY [25], 2006

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                              (MERRILL LYNCH LOGO)


                                IMPORTANT NOTICES


The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

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
      CUSIP OR ISIN
        BBERG ID
        DEAL NAME                   SURF 2006-BC1
       ISSUER NAME
       PARENT NAME
 ORIGINAL CLASS BALANCE
  CURRENT CLASS BALANCE
     PORTFOLIO NAME
         SECTOR
       SETTLE DATE
   COLLATERAL BALANCE              $1,570,275,023
   ORIGINAL # OF LOANS                 10,766
    AVG. LOAN BALANCE                 $145,855
       INITIAL WAC                      7.56%
       INITIAL WAM                        4
        REM. WAM                         343
         MOODY'S
           S&P
          FITCH
         MOODY'S
           S&P
          FITCH
         WA FICO                         612
          < 500                         0.01%
          < 550                         9.05%
          <575                         21.97%
          < 600                        40.16%
          > 650                        18.34%
          > 700                         4.51%
         WA DTI                        41.02%
          > 40%                        62.23%
          > 45%                        37.66%
         WA LTV                        81.62%
          > 80                         37.39%
          > 90                         13.03%
          % IO                         30.77%
         IO FICO                         626
    IO WITH FICO <575                  19.59%
         IO TERM                         57
        IO TERM %
         IO LTV                        80.28%
      % 15 YR FIXED                     0.50%
      % 30 YR FIXED                    12.31%
       % BALLOONS                       9.48%
          40 YR                         0.00%
      2/28 HYBRIDS                     71.47%
      3/27 HYBRIDS                      8.25%
      5/25 HYBRIDS                      0.48%
     <= 1/29 HYBRIDS                    0.73%
       % 2ND LIEN                       6.82%
      % SILENT 2NDS                    38.46%
          MTA?
        MTA LIMIT
         NEGAM?
       MI COMPANY                    NO(100.00%)
      MI COVERAGE %                      0%
      SINGLE FAMILY                    75.98%
       2-4 FAMILY                       3.91%
          CONDO                         4.39%
          CO-OP                         0.00%
           PUD                         14.97%
           MH                           0.01%
          OWNER                        98.13%
       SECOND HOME                      0.43%
        INVESTOR                        1.44%
           REFI                         3.25%
         CASH OUT                      49.75%
         PURCHASE                      46.99%
        FULL DOC                       47.20%
       REDUCED DOC                      0.00%
         NO DOC                        49.33%
         STATE 1                          CA
        % STATE 1                      21.57%
         STATE 2                         FL
        % STATE 2                       7.04%
         STATE 3                         TX
        % STATE 3                       6.04%
         STATE 4                         IL
        % STATE 4                       5.73%
          SUB %
      INITIAL OC %
TARGET OC % BEFORE STEPDOWN
TARGET OC % AFTER STEPDOWN
        OTHER CE%
       TOTAL CE %
 INITIAL EXCESS INTEREST
       ORIGINATORS 1           Wilmington Finance, Inc.
      % ORIGINATORS 1                   35.05%
       ORIGINATORS 2                  MILA, Inc.
      % ORIGINATORS 2                   18.26%
       ORIGINATORS 3               MortgageIT, Inc.
      % ORIGINATORS 3                   17.05%
      ISSUER CONTACT
       ISSUER NUMBER

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
       SERVICERS 1                    Wilshire
      % SERVICERS 1                    100.00%
       SERVICERS 2
      % SERVICERS 2
       SERVICERS 3
      % SERVICERS 3
    SERVICER CONTACT
     SERVICER NUMBER
     MASTER SERVICER
         TRUSTEE
     TRUSTEE CONTACT
     TRUSTEE NUMBER
   CREDIT RISK MANAGER
       UNDERWRITER
       DERIVATIVES
     CREDIT COMMENTS

          NEGAM
       MAXIM OWNED
      INTEX STRESS
       TERM SHEET
      HARD PROSSUP
     ELECT. PROSSUP